DREYFUS GROWTH OPPORTUNITY FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    From the start of the calendar year and through the end of your Fund's semi-annual fiscal period, August 31, the stock market has exceeded almost everyone's expectations. In addition, the market for fixed income securities has been very strong, reflecting the decline in interest rates that is still underway.
    The overriding influence on both markets this year has been the softening of the U.S. economy, and the accompanying weakening of price and wage inflation.
    Indicators of economic growth, of industrial activity, of retail sales and other economic weathervanes have all pointed to the so-called soft landing for the economy. Traditionally, this might have been seen by investors as a reason to sell equities. However, that generally has not been the reaction in the stock market this year.
MARKET ENVIRONMENT
    A variety of factors has motivated investors to bid up the prices of stocks. One important factor has been the policies of the Federal Reserve Board. Early in the year, the Fed was still trying to curb inflation by ratcheting interest rates upward. It is evident in the economic statistics that this had a cooling effect on leading indicators. Later, the Fed reversed course in order to prevent the decline in economic activity from getting out of hand. In the first part of the year, the stock market apparently was impressed with the Fed's ability to sustain growth, within limits. Later, the market seemingly was grateful for the Fed's decision to shift gears and make borrowing less costly.
    Other factors have been at work as well. The prospects for reduced Government spending, as well as lower taxes on income and capital gains, have encouraged the equity markets as well as the bond market. Investors are pleased that both political parties now vow to balance the Federal budget, though their target dates differ. Furthermore, the bond market is very aware of the possibility that in future years the Government may be able to cut back on its massive borrowings, which would certainly help to keep interest rates down.
    To be sure, it is always possible that unexpected events could change the prevailing market psychology. Among these possibilities: a FINANCIAL earthquake in Japan, a major misfire of leadership in Washington, a serious setback for high tech companies, or a change in the economic script to a hard-landing scenario.
    Yet, as the Fall season began, the bulls appeared to be in the ascendant in both the stock and bond markets.
PORTFOLIO OVERVIEW
    We are pleased to report that for the six months ended August 31, 1995, the total return for the Dreyfus Growth Opportunity Fund was 15.80%.* This is comparable with the total return for the Dow Jones Industrial Average and the Standard & Poor's 500 Composite Stock Price Index which were 16.41% and 16.79%, respectively.**
    When it became clear in July that Federal Reserve Chairman Alan Greenspan would reduce short-term interest rates, we made major changes in the portfolio to take advantage of this important change in the economic environment.
    In our view, lower interest rates made cyclical industries more attractive. Accordingly, we increased the portfolio's holdings in consumer durables, in process industries, in retail companies and in transportation stocks.
    In the consumer durable field, where the Fund had not been represented at all six months earlier, we acquired stock in General Motors and in Ford Motor. In addition to the boost these companies receive from lower interest rates, we believe there are potential benefits from restructuring, particularly in Ford's financial subsidiary.
    Process industries could also do particularly well in a lower interest-rate climate. In this vein, we increased positions in the chemical industry, adding Monsanto, in paper manufacturing, new holdings in Georgia Pacific and International Paper, and in metals as represented by Aluminum Co. of America and Nucor.
    In the retail field, which should benefit from a cyclical change in the economy, we increased the Fund's holdings, particularly in the value-oriented segments of retailing, i.e., Wal-Mart Stores and Sears, Roebuck.

    We also increased the weightings in transportation. This was done not only due to prospects for strengthening in the U.S. economy, but also in the expectation of improvement in Europe and Japan and continued growth in the Pacific Rim. As a consequence, new investments in CSX and Southern Pacific Rail were established.
    The trend toward lower rates should also help the manufacturing sector, and accordingly positions were established in Allied Signal and Dresser Industries.
   For reasons that are independent of cyclical factors, we increased significantly the Fund's holdings in consumer service stocks, concentrating primarily on companies that produce entertainment content. In part, this was in anticipation of benefits that may flow from the new Telecommunications Act now being debated in Congress. Mainly, however, this was in recognition of how important programming will become, with the commercial implementation of technology in the communications industry. Thus we added new positions in Liberty Media Group, Viacom, Cl.B and Disney (Walt).
    The most profitable group for the six months were technology stocks.
Here, holdings remained roughly the same as six months earlier. Standout performers were cisco Systems, Intel, Micron Technology (a new purchase), Motorola and Texas Instruments.
    We cut back on health care holdings, largely due to our concern that a stronger U.S. dollar could be a drag on the overseas earnings of health care companies.
    Total portfolio performance would have been better had we not prematurely sold our financial stocks. That percentage of the portfolio was cut back drastically earlier in the year because of rising interest rates. Thus, when interest rates reversed course, the portfolio did not benefit from the finance sector's response to the Fed's new policy.
    Currently, we believe the portfolio is positioned to take advantage of a pickup in economic activity that could occur in late 1995 and early 1996. In our opinion, the slowdown now being experienced is mainly an inventory correction that is occurring in the context of a still-expanding economy.
    In early August, toward the end of the latest fiscal period, Timothy M. Ghriskey was appointed portfolio manager of Dreyfus Growth Opportunity Fund. Tim spent the last ten years at Loomis, Sayles & Co., where he was an associate managing partner and a member of the firm's Investment Policy and Planning committees. Previously, he had been an equity analyst at T. Rowe Price. He is a graduate of Trinity College and received his M.B.A. from the Darden School at the University of Virginia. I am delighted to turn over management of the Fund to Tim, who looks forward to serving your investment needs.
                              Sincerely,
                          [Ernest G. Wiggins signature logo]
                              Ernest G. Wiggins
                              Portfolio Manager
September 13, 1995
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid..
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. Both the Dow Jones Industrial Average and the Standard & Poor's 500 Composite Stock Price Index are widely accepted unmanaged indexes of stock market performance.


DREYFUS GROWTH OPPORTUNITY FUND, INC.
STATEMENT OF INVESTMENTS                                                                   AUGUST 31, 1995 (UNAUDITED)
COMMON STOCKS-98.6%                                                                           SHARES           VALUE
                                                                                        --------------    --------------
                                 CAPITAL GOODS-3.4%
                                     BBC Brown Boveri & Cie.................                      13,000         $ 13,723,422
                                                                                                                  -----------
                                 CONSUMER DURABLES-4.6%
                                     Ford Motor.............................                     300,000            9,187,500
                                     General Motors.........................                     200,000            9,400,000
                                                                                                                  -----------
                                                                                                                   18,587,500
                                                                                                                  -----------
                      CONSUMER
                                 NON-DURABLES-2.7%
                                     Seagram................................                     300,000           11,100,000
                                                                                                                  -----------
                                 CONSUMER SERVICES-15.4%
                                     Disney (Walt)..........................                         100,000         5,612,500
                                     Gaylord Entertainment..................                         375,000        10,406,250
                                     Liberty Media Group....................                         375,000         9,960,938
                                     Mirage Resorts.........................                         300,000 (a)    10,312,500
                                     News Corp, A.D.S.......................                         250,000         5,687,500
                                     Time Warner............................                         175,000         7,371,875
                                     Viacom, Cl. B..........................                         200,000 (a)     9,725,000
                                     Wendy's International..................                         200,000         3,925,000
                                                                                                                  -----------
                                                                                                                    63,001,563
                                                                                                                  -----------
                                 ENERGY-13.2%
                                     Amerada Hess...........................                         225,000        10,659,375
                                     Baker Hughes...........................                         125,000         2,812,500
                                     Dual Drilling..........................                         218,000 (a)     2,289,000
                                     ENSCO International....................                         265,000 (a)     4,770,000
                                     Schlumberger...........................                         100,000         6,450,000
                                     Sonat Offshore Drilling................                         230,000         7,877,500
                                     Texaco.................................                         175,000         11,331,250
                                     Tidewater..............................                         175,000         4,331,250
                                     Western Atlas..........................                          75,000 (a)     3,403,125
                                                                                                                  -----------
                                                                                                                    53,924,000
                                                                                                                  -----------
                                 FINANCE-2.0%
                                     State Street Boston....................                         225,600         8,319,000
                                                                                                                  -----------
                                 HEALTH CARE-5.8%
                                     Astra A................................                         160,000         5,305,709
                                     Baxter International...................                         150,000         5,850,000
                                     Columbia/HCA Healthcare................                         175,000         8,225,000
                                     Genelabs Technologies..................                         166,667 (a)       625,001
                                     Teva Pharmaceutical Industries, A.D.R...........                100,000         3,787,500
                                                                                                                  -----------
                                                                                                                    23,793,210
                                                                                                                  -----------

                                 INDUSTRIAL SERVICES-2.7%
                                     CBI Industries.........................                         150,000         3,675,000
                                     WMX Technologies.......................                         250,000         7,343,750
                                                                                                                  -----------
                                                                                                                    11,018,750
                                                                                                                  -----------
                                 NON-ENERGY MINERALS-6.3%
                                     Alcan Aluminium........................                         225,000         7,340,625
                                     Aluminum Co. of America................                         175,000         9,996,875
                                     Nucor..................................                         175,000         8,575,000
                                                                                                                  -----------
                                                                                                                     25,912,500
                                                                                                                  -----------
                                 PROCESS INDUSTRIES-9.6%
                                     Georgia Pacific........................                          100,000         9,000,000
                                     Grace.............................        (W.R.)                 150,000         9,993,750

DREYFUS GROWTH OPPORTUNITY FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                         AUGUST 31, 1995 (UNAUDITED)
COMMON STOCKS (CONTINUED)                                                                             SHARES           VALUE
                                                                                                 --------------    --------------

                                 PROCESS INDUSTRIES
                                   (CONTINUED)
                                     International Paper....................                         100,000       $  8,187,500
                                     Monsanto...............................                         125,000         11,859,375
                                                                                                                  -----------
                                                                                                                    39,040,625
                                                                                                                  -----------
                                 PRODUCER
                                 MANUFACTURING-7.8%
                                     AlliedSignal...........................                         200,000         8,875,000
                                     Cooper Cameron.........................                         157,945 (a)     3,731,450
                                     Cooper Industries......................                         200,000         7,600,000
                                     Corning................................                         150,000         4,893,750
                                     Dresser Industries.....................                         100,000         2,400,000
                                     TRINOVA................................                         115,000         4,226,250
                                                                                                                  -----------
                                                                                                                     31,726,450
                                                                                                                  -----------
                                 RETAIL TRADE-7.4%
                                     Federated Department Stores............                         100,000 (a)     2,700,000
                                     Harcourt General.......................                         150,000         6,243,750
                                     Home Shopping Network..................                         500,000 (a)     5,250,000
                                     Sears, Roebuck.........................                         250,000         8,093,750
                                     Wal-Mart Stores........................                         325,000         8,003,125
                                                                                                                  -----------
                                                                                                                    30,290,625
                                                                                                                  -----------
                                 TECHNOLOGY-10.7%
                                     cisco Systems..........................                        100,000 (a)      6,562,500
                                     DSC Communications.....................                         75,000 (a)      3,937,500
                                     First Data.............................                         35,000          2,043,125
                                     General Instrument.....................                        100,000 (a)      3,650,000
                                     Hewlett-Packard........................                         50,000          4,000,000
                                     Intel..................................                        100,000         6,137,500
                                     Micron Technology......................                         50,000          3,843,750
                                     Microsoft..............................                         25,000 (a)      2,312,500
                                     Motorola...............................                         50,000          3,737,500
                                     Rohr...................................                        300,000 (a)      4,650,000
                                     Texas Instruments......................                         40,000          2,995,000
                                                                                                                  -----------
                                                                                                                    43,869,375
                                                                                                                  -----------

                                 TRANSPORTATION-7.0%
                                     Burlington Northern....................                        150,000         10,387,500
                                     CSX....................................                        100,000          8,250,000
                                     OMI....................................                        307,100 (a)      2,380,025
                                     Overseas Shipholding Group.............                         78,000          1,628,250
                                     Southern Pacific Rail..................                        250,000 (a)      6,125,000
                                                                                                                  -----------
                                                                                                                     28,770,775
                                                                                                                  -----------
                                     TOTAL COMMON STOCKS
                                       (cost $368,377,746)..................                                        $403,077,795
                                                                                                                  ==============

DREYFUS GROWTH OPPORTUNITY FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                        AUGUST 31, 1995 (UNAUDITED)
                                                                                              PRINCIPAL
SHORT-TERM INVESTMENTS-1.5%                                                                   AMOUNT           VALUE
                                                                                        --------------    --------------

  U.S. GOVERNMENT AGENCIES; Federal Home Loan Mortgage,
                                     5.67%, 9/1/1995
                                     (cost $6,100,000).................                       $    6,100,000      $    6,100,000
                                                                                                                  ==============
TOTAL INVESTMENTS (cost $374,477,746)  ................................                               100.1%        $409,177,795
                                                                                                      ======        ============
LIABILITIES, LESS CASH AND RECEIVABLES.................................                                 (.1%)       $   (568,661)
                                                                                                      ======        ============
NET ASSETS..................................................................                         100.0%          $408,609,134
                                                                                                      ======        ============
NOTE TO STATEMENT OF INVESTMENTS;
    (a)  Non-income producing.







See independent accountants' review report and notes to financial statements.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                         AUGUST 31, 1995 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $374,477,746)-see statement.....................................                                    $409,177,795
    Cash....................................................................                                       1,316,240
    Receivable for investment securities sold...............................                                       5,055,511
    Dividends receivable....................................................                                         910,689
    Receivable for subscriptions to Common Stock............................                                          39,265
    Prepaid expenses........................................................                                          25,251
                                                                                                                  ----------
                                                                                                                 416,524,751
LIABILITIES:
    Due to The Dreyfus Corporation..........................................        .              $   379,888
    Payable for investment securities purchased.............................                         7,274,803
    Net unrealized (depreciation) on forward currency
      exchange contracts-Note 3(a)..........................................                           129,214
    Accrued expenses........................................................                           131,712      7,915,617
                                                                                                     ---------      ---------
NET ASSETS  ................................................................                                     $408,609,134
                                                                                                                  ----------
REPRESENTED BY:
    Paid-in capital.........................................................                                      $343,235,325
    Accumulated undistributed investment income-net.........................                                         2,163,466
    Accumulated undistributed net realized gain on investments..............                                        28,642,467
    Accumulated net unrealized appreciation on investments and
      foreign currency transactions.........................................                                         34,567,876
                                                                                                                  ----------
NET ASSETS at value applicable to 40,750,574 outstanding shares of
    Common Stock, equivalent to $10.03 per share (100 million shares
    of $.01 par value authorized)...........................................                                       $408,609,134
                                                                                                                  ============







See independent accountants' review report and notes to financial statements.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
STATEMENT OF OPERATIONS                                                             SIX MONTHS ENDED AUGUST 31, 1995 (UNAUDITED)
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $90,606 foreign taxes withheld at source)......        .           $  3,818,306
      Interest..............................................................                         324,148
                                                                                                   ----------

          TOTAL INCOME......................................................                                         $  4,142,454
    EXPENSES:
      Management fee-Note 2(a)..............................................                      1,477,051
      Shareholder servicing costs-Note 2(b).................................                        451,763
      Custodian fees........................................................                         44,913
      Directors' fees and expenses-Note 2(c)................................                         32,993
      Professional fees.....................................................                         28,762
      Registration fees.....................................................                         22,616
      Prospectus and shareholders' reports..................................                          2,455
      Miscellaneous.........................................................                          2,003
                                                                                                   ---------

          TOTAL EXPENSES....................................................                                         2,062,556
                                                                                                                     ----------

          INVESTMENT INCOME-NET.............................................                                         2,079,898
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3(a)..............................        .           $30,452,114
    Net realized (loss) on foreign currency transactions....................                           (105)
          NET REALIZED GAIN.................................................                                         30,452,009
                                                                                                                     ----------
    Net unrealized appreciation on investments and
      forward currency exchange contracts...................................        .            24,961,164
    Net unrealized (depreciation) on translation of asset and liabilities
      in foreign currencies.................................................                         (2,959)
                                                                                                   ---------
          TOTAL UNREALIZED APPRECIATION.....................................                                         24,958,205
                                                                                                                     ----------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                         55,410,214
                                                                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $57,490,112
                                                                                                                     ===========





See independent accountants' review report and notes to financial statements.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                                    YEAR ENDED          SIX MONTHS ENDED
                                                                                    FEBRUARY 28,        AUGUST 31, 1995
                                                                                        1995              (UNAUDITED)
                                                                                  ---------------      -------------------
OPERATIONS:
    Investment income-net..............................................        $     4,243,022          $  2,079,898
    Net realized gain on investments...................................              3,313,992            30,452,009
    Net unrealized appreciation (depreciation) on investments for the period         (19,554,876)         24,958,205
                                                                                    -------------        -----------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..            (11,997,862)           57,490,112
                                                                                    -------------        -----------
DIVIDENDS TO SHAREHOLDERS:
    From investment income-net.........................................              (3,800,200)            (406,852)
    From net realized gain on investments..............................            (67,229,655)                ---
    In excess of net realized gain on investments......................              (1,809,542)              ---
                                                                                    -------------        -----------
      TOTAL DIVIDENDS..................................................            (72,839,397)             (406,852)
                                                                                    -------------        -----------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold......................................             215,640,180          178,845,628
    Dividends reinvested...............................................              70,652,644              393,165
    Cost of shares redeemed............................................            (292,465,535)          (200,025,564)
                                                                                    -------------        -----------
      (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS.........              (6,172,711)         (20,786,771)
                                                                                    -------------        -----------
          TOTAL INCREASE (DECREASE) IN NET ASSETS......................            (91,009,970)           36,296,489
NET ASSETS:
    Beginning of period................................................             463,322,615           372,312,645
                                                                                    -------------        -----------
    End of period (including undistributed investment income-net:
      $490,420 and $2,163,466, respectively)...........................             $ 372,312,645        $ 408,609,134
                                                                                    =============        =============

                                                                                         SHARES            SHARES
                                                                                    -------------        -----------
CAPITAL SHARE TRANSACTIONS:
    Shares sold........................................................              22,977,606          18,942,458
    Shares issued for dividends reinvested.............................               8,225,621              39,483
    Shares redeemed....................................................             (30,788,833)        (21,196,312)
                                                                                    -------------        -----------
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING....................                 414,394          (2,214,371)
                                                                                    ============        ============





See independent accountants' review report and notes to financial statements.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                                SIX MONTHS ENDED
                                                                 FISCAL YEAR ENDED FEBRUARY,                    AUGUST 31, 1995
                                              --------------------------------------------------
PER SHARE DATA:                                  1991     1992      1993      1994      1995                      (UNAUDITED)
                                               -------   -------  --------   ------    -------                   -------------

    Net asset value, beginning of period..     $  9.77   $10.27    $13.20    $12.21     $10.89                      $  8.67
                                               -------   -------  --------   ------    -------                   -------------
    INVESTMENT OPERATIONS:
    Investment income (loss)-net..........        .24     .11       .01       (.02)     .10                             .05
    Net realized and unrealized gain (loss)
      on investments......................        .56     2.95    (.98)       1.30      (.38)                          1.32
                                               -------   -------  --------   ------    -------                   -------------
      TOTAL FROM INVESTMENT OPERATIONS....        .80     3.06    (.97)       1.28      (.28)                          1.37
                                               -------   -------  --------   ------    -------                   -------------
    DISTRIBUTIONS:
    Dividends from investment income-net..       (.28)    (.13)    (.02)       .-       (.09)                         (.01)
    Dividends from net realized gain
      on investments......................       (.02)     .-       .-       (2.60)    (1.80)                           .-
    Dividends in excess of net realized gain
      on investments......................        .-       .-        .-        .-      (.05)                             .-
                                               -------   -------  --------   ------    -------                   -------------
      TOTAL DISTRIBUTIONS.................       (.30)   (.13)      (.02)    (2.60)    (1.94)                         (.01)
                                               -------   -------  --------   ------    -------                   -------------
    Net asset value, end of period........      $10.27   $13.20     $12.21   $10.89   $  8.67                         $10.03
                                               =======   ======   =======   ======    =======                   ==============
TOTAL INVESTMENT RETURN...................       8.53%   29.91%   (7.36%)    11.07%    (2.11%)                       15.80%*
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets      .98%      .95%     1.00%     1.09%     1.10%                          .52%*
    Ratio of net investment income (loss) to
      average net assets..................       2.32%    .85%      .11%    (.14%)    1.09%                            .53%*
    Portfolio Turnover Rate...............      146.93%   56.95%   90.03%    194.59%  242.75%                        148.96%*
    Net Assets, end of period (000's Omitted)  $511,854  $631,436  $569,791  $463,323  $372,313                      $408,609
*  Not Annualized.







See independent accountants' review report and notes to financial statements.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    (A) PORTFOLIO VALUATION: Investments in securities (including options) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Investments in forward currency exchange contracts are valued at the offsetting rates.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from change in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discounts on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with DREYFUS GROWTH OPPORTUNITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of 3/4 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage commissions and extraordinary expenses, exceed 11\2% of the average value of the Fund's net assets for any full fiscal year. No expense reimbursement was required for the six months ended August 31, 1995.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the six months ended August 31, 1995, the Fund was charged an aggregate of $201,848 pursuant to the Shareholder Services Plan.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the six months ended August 31, 1995, amounted to $568,220,191 and $576,426,392, respectively.
    In addition, the following summarizes open forward currency exchange contracts at August 31, 1995;


                                                                                               U.S. DOLLAR      UNREALIZED
FORWARD CURRENCY SALE CONTRACTS                                               PROCEEDS         VALUE           (DEPRECIATION)
-------------------------------------                                      --------------      ----------      --------------
Swiss Francs, expiring 9/20/95...............                               $6,800,000         $6,929,214    $(129,214)
                                                                                                              =========

    The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date
DREYFUS GROWTH OPPORTUNITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains in such contracts that are recognized in the Statement of Assets and Liabilities.
    (B) At August 31, 1995, accumulated net unrealized appreciation on investments was $34,570,835, consisting of $43,358,257 gross unrealized appreciation and $8,787,422 gross unrealized depreciation.
    At August 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



DREYFUS GROWTH OPPORTUNITY FUND, INC.
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS GROWTH OPPORTUNITY FUND, INC.
    We have reviewed the accompanying statement of assets and liabilities of Dreyfus Growth Opportunity Fund, Inc., including the statement of investments, as of August 31, 1995, and the related statements of operations and changes in net assets and financial highlights for the six month period ended August 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended February 28, 1995 and financial highlights for each of the five years in the period ended February 28, 1995 and in our report dated March 31, 1995, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.
[Ernst and Young LLP signature logo]


New York, New York
October 5, 1995




[Dreyfus lion "d" logo]
DREYFUS GROWTH
OPPORTUNITY FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
The Shareholder Services Group, Inc.
P.O. Box 9671
Providence, RI 02940




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                            018SA958
[Dreyfus logo]
Growth Opportunity Fund, Inc.
Semi-Annual
Report
August 31, 1995